Exhibit 99.1

NII HOLDINGS, INC. AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION
Unaudited

The following unaudited pro forma condensed consolidated financial information is based on the historical financial statements of NII Holdings, Inc., which we refer to as NII Holdings or the Company, including certain pro forma adjustments, and has been prepared to illustrate the pro forma effect of NII Holdings' entry into a stock purchase agreement, collectively with its wholly-owned subsidiaries NII Mercosur Telecom, S.L. and NII Mercosur Moviles, S.L. pursuant to which Empresa Nacional de Telecomunicaciones, S.A. and one of its subsidiaries, Entel Invesiones, S.A., collectively known as Entel, purchased all of the outstanding equity interest of its wholly-owned subsidiary Nextel del Peru, S.A., or Nextel Peru.

This unaudited pro forma condensed consolidated financial information gives effect to the pro forma adjustments necessary to reflect the sale of Nextel Peru as if it had occurred as of the beginning of the earliest period presented in the pro forma statements of operations and comprehensive income for the years ended December 31, 2012, 2011 and 2010 and as of June 30, 2013 in the pro forma balance sheet. Since we reported Nextel Peru's results of operations as discontinued operations in the unaudited condensed consolidated financial statements and notes thereto that were included in our quarterly report on Form 10-Q for the quarterly period ended June 30, 2013, we have not included a pro forma statement of operations for the six months ended June 30, 2013 herein.

The unaudited pro forma condensed consolidated financial information contained herein has been prepared based upon available information and management estimates. Actual amounts may differ from these estimated amounts. In addition, this unaudited pro forma condensed consolidated financial information is not necessarily indicative of the financial position or results of operations that might have occurred had the sale of Nextel Peru occurred as of January 1, 2010 or June 30, 2013, respectively.

This unaudited pro forma condensed consolidated financial information should be read in conjunction with the consolidated financial statements, notes to the consolidated financial statements and Management's Discussion and Analysis of Financial Condition and Results of Operations contained in our annual report on Form 10-K for the year ended December 31, 2012 and our quarterly reports on Form 10-Q for the quarterly periods ended March 31, 2013 and June 30, 2013.

NII HOLDINGS, INC. AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
AS OF JUNE 30, 2013
(in thousands, except par values)
Unaudited

	Historical	Pro Forma Adjustments for Activity of Business and Net Assets Disposed		Unaudited Pro Forma

ASSETS
Current assets
Cash and cash equivalents	$1,463,254	$356,962	(a)	$1,820,216
Short-term investments	318,436	—		318,436
Accounts receivable, less allowance for doubtful accounts of $75,799	644,922	—		644,922
Handset and accessory inventory	304,382	—		304,382
Deferred income taxes, net	134,019	—		134,019
Assets held for sale	491,422	(491,422)	(b)	—
Prepaid expenses and other	435,047	—		435,047
Total current assets	3,791,482	(134,460)		3,657,022
Property, plant and equipment, net	3,308,898	—		3,308,898
Intangible assets, net	1,048,974	—		1,048,974
Deferred income taxes, net	363,687	—		363,687
Other assets	468,762	50,000	(c)	518,762
Total assets	$8,981,803	$(84,460)		$8,897,343
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accounts payable	$297,410	$—		$297,410
Accrued expenses and other	812,270	—		812,270
Deferred revenues	131,816	—		131,816
Current portion of long-term debt	81,404	—		81,404
Liabilities held for sale	94,288	(94,288)	(b)	—
Total current liabilities	1,417,188	(94,288)		1,322,900
Long-term debt	5,653,055	—		5,653,055
Deferred revenues	12,480	—		12,480
Deferred tax liabilities	69,090	—		69,090
Other long-term liabilities	306,063	—		306,063
Total liabilities	7,457,876	(94,288)		7,363,588
Stockholders’ equity
Undesignated preferred stock, par value $0.001, 10,000 shares authorized, no shares issued or outstanding	—	—		—
Common stock, par value $0.001, 600,000 shares authorized, 172,437 shares issued and outstanding	172	—		172
Paid-in capital	1,494,965	—		1,494,965
Retained earnings	854,201	8,163	(d)	862,364
Accumulated other comprehensive loss	(825,411)	1,665	(b)	(823,746)
Total stockholders’ equity	1,523,927	9,828		1,533,755
Total liabilities and stockholders’ equity	$8,981,803	$(84,460)		$8,897,343

NII HOLDINGS, INC. AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
AND COMPREHENSIVE INCOME
FOR THE YEAR ENDED DECEMBER 31, 2012
(in thousands, except per share amounts)
Unaudited

	Historical	Pro Forma Adjustments for Activity of Business and Net Assets Disposed		Unaudited Pro Forma
Operating revenues
Service and other revenues	$5,779,159	$(314,039)	(e)	$5,465,120
Handset and accessory revenues	307,304	(29,302)	(e)	278,002
	6,086,463	(343,341)		5,743,122
Operating expenses
Cost of service (exclusive of depreciation and amortization included below)	1,690,464	(116,137)	(f)	1,574,327
Cost of handsets and accessories	915,120	(85,261)	(f)	829,859
Selling, general and administrative	2,324,422	(156,734)	(g)	2,167,688
Provision for doubtful accounts	220,597	(3,282)	(f)	217,315
Impairment and restructuring charges	330,340	(573)	(f)	329,767
Depreciation	678,191	(76,422)	(f)	601,769
Amortization	50,589	(2,813)	(f)	47,776
	6,209,723	(441,222)		5,768,501
Operating (loss) income	(123,260)	97,881		(25,379)
Other expense
Interest expense, net	(373,253)	7,732	(h)	(365,521)
Interest income	34,143	(281)	(e)	33,862
Foreign currency transaction losses, net	(53,415)	(542)	(e)	(53,957)
Other expense, net	(27,355)	(985)	(e)	(28,340)
	(419,880)	5,924		(413,956)
(Loss) income before income tax provision	(543,140)	103,805		(439,335)
Income tax (provision) benefit	(222,109)	63,968	(i)	(158,141)
Net (loss) income	$(765,249)	$167,773		$(597,476)

Net (loss) income, per common share, basic	$(4.46)	$0.98	(j)	$(3.48)
Net (loss) income, per common share, diluted	$(4.46)	$0.98	(j)	$(3.48)
Weighted average number of common shares outstanding, basic	171,499	—		171,499
Weighted average number of common shares outstanding, diluted	171,499	—		171,499

Comprehensive (loss) income, net of income taxes
Foreign currency translation adjustment	$(97,589)	$—		$(97,589)
Other	(1,802)	(356)	(k)	(2,158)
Other comprehensive loss	(99,391)	(356)		(99,747)
Net (loss) income	(765,249)	167,773		(597,476)
Total comprehensive (loss) income	$(864,640)	$167,417		$(697,223)

NII HOLDINGS, INC. AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
AND COMPREHENSIVE INCOME
FOR THE YEAR ENDED DECEMBER 31, 2011
(in thousands, except per share amounts)
Unaudited

	Historical	Pro Forma Adjustments for Activity of Business and Net Assets Disposed		Unaudited Pro Forma
Operating revenues
Service and other revenues	$6,403,519	$(321,942)	(e)	$6,081,577
Handset and accessory revenues	331,427	(32,187)	(e)	299,240
	6,734,946	(354,129)		6,380,817
Operating expenses
Cost of service (exclusive of depreciation and amortization included below)	1,789,402	(107,710)	(f)	1,681,692
Cost of handsets and accessories	855,929	(71,857)	(f)	784,072
Selling, general and administrative	2,343,123	(142,022)	(g)	2,201,101
Provision for doubtful accounts	161,853	(2,651)	(f)	159,202
Depreciation	614,158	(62,695)	(f)	551,463
Amortization	38,929	(2,228)	(f)	36,701
	5,803,394	(389,163)		5,414,231
Operating income	931,552	35,034		966,586
Other expense
Interest expense, net	(322,111)	10,376	(h)	(311,735)
Interest income	34,224	(128)	(e)	34,096
Foreign currency transaction losses, net	(36,975)	(322)	(e)	(37,297)
Other expense, net	(37,305)	(445)	(e)	(37,750)
	(362,167)	9,481		(352,686)
Income before income tax provision	569,385	44,515		613,900
Income tax provision	(344,189)	(7,015)	(i)	(351,204)
Net income	$225,196	$37,500		$262,696

Net income, per common share, basic	$1.31	$0.22	(j)	$1.53
Net income, per common share, diluted	$1.30	$0.22	(j)	$1.52
Weighted average number of common shares outstanding, basic	170,601	—		170,601
Weighted average number of common shares outstanding, diluted	172,781	—		172,781

Comprehensive (loss) income, net of income taxes
Foreign currency translation adjustment	$(462,457)	$—		$(462,457)
Other	(342)	(78)	(k)	(420)
Other comprehensive loss	(462,799)	(78)		(462,877)
Net income	225,196	37,500		262,696
Total comprehensive (loss) income	$(237,603)	$37,422		$(200,181)

NII HOLDINGS, INC. AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
AND COMPREHENSIVE INCOME
FOR THE YEAR ENDED DECEMBER 31, 2010
(in thousands, except per share amounts)
Unaudited

	Historical	Pro Forma Adjustments for Activity of Business and Net Assets Disposed		Unaudited Pro Forma
Operating revenues
Service and other revenues	$5,348,400	$(281,996)	(e)	$5,066,404
Handset and accessory revenues	257,407	(30,020)	(e)	227,387
	5,605,807	(312,016)		5,293,791
Operating expenses
Cost of service (exclusive of depreciation and amortization included below)	1,504,603	(100,048)	(f)	1,404,555
Cost of handsets and accessories	719,219	(62,810)	(f)	656,409
Selling, general and administrative	1,870,802	(130,692)	(g)	1,740,110
Provision for doubtful accounts	75,904	(2,407)	(f)	73,497
Depreciation	520,680	(50,748)	(f)	469,932
Amortization	34,206	(1,935)	(f)	32,271
	4,725,414	(348,640)		4,376,774
Operating income	880,393	36,624		917,017
Other expense
Interest expense, net	(344,999)	9,081	(h)	(335,918)
Interest income	28,841	(507)	(e)	28,334
Foreign currency transaction gains, net	52,374	38	(e)	52,412
Other expense, net	(18,686)	—		(18,686)
	(282,470)	8,612		(273,858)
Income before income tax provision	597,923	45,236		643,159
Income tax provision	(259,465)	(10,404)	(i)	(269,869)
Net income	$338,458	$34,832		$373,290

Net income, per common share, basic	$2.01	$0.21	(j)	$2.22
Net income, per common share, diluted	$1.97	$0.20	(j)	$2.17
Weighted average number of common shares outstanding, basic	168,160	—		168,160
Weighted average number of common shares outstanding, diluted	175,709	—		175,709

Comprehensive income, net of income taxes
Foreign currency translation adjustment	$109,411	$—		$109,411
Other	(2,894)	—		(2,894)
Other comprehensive income	106,517	—		106,517
Net income	338,458	34,832		373,290
Total comprehensive income	$444,975	$34,832		$479,807

Note 1.	Basis of Presentation

The accompanying unaudited pro forma consolidated financial statements give effect to the pro forma adjustments necessary to reflect the sale of Nextel Peru as if it had occurred as of the beginning of the earliest period presented in the pro forma statements of operations and comprehensive income for the years ended December 31, 2012, 2011 and 2010 and as of June 30, 2013 in the pro forma balance sheet.

Note 2.	Pro Forma Adjustments

The unaudited pro forma condensed consolidated statements of operations and pro forma balance sheet reflect the effect of the following pro forma adjustments:

(a) Reflects the net effect on cash resulting from $410.6 million proceeds received upon completion of the sale of Nextel Peru, subject to certain post-closing working capital adjustments; less $50.0 million cash held in escrow to secure specified obligations as required by the stock purchase agreement governing the sale of this operating company and $3.6 million of estimated transaction costs.

(b) Reflects the elimination of certain assets acquired by Entel and certain liabilities assumed by Entel in connection with the sale of Nextel Peru. Also, these adjustments include the realization of accumulated other comprehensive loss related to the historical operations of Nextel Peru.

(c) Represents $50.0 million of cash held in escrow to secure specified obligations as required by the stock purchase agreement governing the sale of Nextel Peru.

(d) Represents the effect on retained earnings as a result of the estimated $8.2 million gain recognized on the sale of Nextel Peru.

(e) Reflects the elimination of revenue, interest income and other income historically reported by Nextel Peru that the Company would not have recognized if the sale of this operating company had occurred as of January 1, 2010.

(f) Reflects the elimination of expenses as a result of the sale of Nextel Peru. For the indicated line items, all activity historically reported as part of the Nextel Peru business has been eliminated, and no other adjustments or allocations have been assumed.

(g) Reflects the elimination of selling, general and administrative expenses as a result of the sale of Nextel Peru. This adjustment also includes stock-based compensation expense related to Nextel Peru employees that would not have been recognized if the sale of this operating company had occurred as of January 1, 2010.

(h) Reflects the elimination of interest expense as a result of the sale of Nextel Peru. The adjustment does not include allocations of interest expense related to corporate-level debt obligations.

(i) Represents adjustments to the income tax provision to reflect the income tax effect associated with the pro forma adjustments.

(j) Recalculated as the pro forma adjustment to net income divided by the weighted average number of basic and diluted shares outstanding for the respective period.

(k) Reflects the elimination of other comprehensive income as a result of the sale of Nextel Peru that would not have been recognized if the sale of this operating company had occurred as of January 1, 2010.